Exhibit 10.1

FIFTH AMENDED AND RESTATED
SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL
(CIC) PLAN

SECTION 1. INTRODUCTION.

THE FIFTH AMENDED AND RESTATED SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN (the “Plan” or “Severance and CIC Plan”) was originally approved by the Board of Directors of SEAGATE TECHNOLOGY (the “Company”) on August 21, 2008 as the Seagate Technology Executive Officer Severance and Change in Control (CIC) Plan, and became effective on September 1, 2008.  The Plan was previously amended and restated on each of April 29, 2009, July 29, 2009, and January 15, 2010 and is now further amended and restated in the form set forth herein on October 25, 2011.  The purpose of the Plan is to provide for the payment of severance benefits to Potential Eligible Executives in the event their employment with the Company or any Applicable Subsidiary is terminated involuntarily, as provided herein, and to encourage such executives to continue as employees in the event of a Change in Control.  Except as otherwise stated herein, this Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company or any Applicable Subsidiary (including, without limitation, the provisions of any employment agreement between any Eligible Executive and the Company or any Applicable Subsidiary).  This Plan document also serves as the Summary Plan Description for the Plan.  All capitalized terms shall have the meanings ascribed to them in the Plan.

SECTION 2. DEFINITIONS AND ELIGIBILITY FOR BENEFITS.

(a)                                 General Rules.  Subject to the requirements set forth in this Section 2(a), the Company will grant severance benefits under the Plan to each Eligible Executive.

(i)                                     “Potential Eligible Executive” refers to all executives employed by the Company or any Applicable Subsidiary with the Level of vice president or above selected to participate in this Plan as indicated in the Benefits Schedules attached hereto.  An “Eligible Executive” is any Potential Eligible Executive, other than those excluded under this Section 2, whose employment with the Company or any Applicable Subsidiary is either (A) terminated by such executive for Good Reason or (B) terminated by the Company or an Applicable Subsidiary without Cause (either of (A) or (B), hereafter a “Termination Event”).  An Eligible Executive shall be eligible for additional benefits under this Plan if the Termination Event occurs during a Change in Control Period. The Plan shall have no applicability whatsoever for executives employed by neither the Company nor an Applicable Subsidiary, and severance benefits available to such executives, if any, shall not be determined by reference to the Plan, but, rather, solely in accordance with applicable law or such other contractual rights as may apply.

(ii)                                  In order to be eligible to receive benefits under the Plan, in addition to meeting the requirements of an “Eligible Executive” set forth in Section 2(a)(i) above, an Eligible Executive must execute within 60 days of the Eligible Employee’s receipt thereof (such 60-day period, the “Release Period”) (A) a general waiver and release on the form provided by the Company and (B) an agreement containing certain covenants on the form provided by the Company and covering the matters set forth in Section 6 of this Plan, the scope and applicability of which covenants shall be determined by the Plan Administrator in its sole discretion (collectively, the “Release and Covenant Documents”), which Release and Covenant Documents shall be provided by the Company to the Participant within five (5) business days of the Termination Date.

(iii)                               Any Termination Event that triggers the payment of benefits under this Plan must occur during the term of this Plan as specified in Section 9(b).

(b)                                 Exceptions.  A Potential Eligible Executive who otherwise is an Eligible Executive will not receive benefits under the Plan in any of the following circumstances:

(i)                                     The Potential Eligible Executive is terminated for Cause.

(ii)                                  The Potential Eligible Executive voluntarily terminates employment with the Company or an Applicable Subsidiary without Good Reason. Voluntary terminations include, but are not limited to, resignation or failure to return from a leave of absence on the scheduled date.

(iii)                               The Potential Eligible Executive’s employment terminates by reason of death, Disability, or retirement.

SECTION 3. ADDITIONAL DEFINITIONS.

Capitalized terms used in this Plan, unless defined elsewhere in this Plan, shall have the following meanings:

(a)                                 Accrued Bonus Funding means the funding of the Bonus Plan as a percent of target funding as accrued and approved by the Plan Administrator quarterly based on actual financial performance of the Parent for the most recently completed fiscal quarter preceding the Eligible Executive’s Termination Date; provided, further, for the purposes of this Plan, the Accrued Bonus Funding for a given fiscal year or any portion thereof may not exceed 100% of target funding, even if the Plan Administrator has determined that the funding of the Bonus Plan shall accrue at a higher percentage.

(b)                                 Applicable Subsidiary means any subsidiary of the Company included on Schedule A attached hereto.

(c)                                  Beneficial Owner means the definition given in Rule 13d-3 promulgated under the Exchange Act.

(d)                                 Benefit means, in the case of a Termination Event occurring outside of a Change in Control Period, an amount equal to the aggregate number of months of Pay specified in the Benefits Schedule applicable to an Eligible Executive and, in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the aggregate number of months of Pay and Target Bonus specified in the Benefits Schedule applicable to an Eligible Executive.

(e)                                  Board means the Board of Directors of the Parent.

(f)                                   Bonus Plan means the Parent’s Executive Officer Performance Bonus Plan, the Executive Performance Bonus Plan or similar cash incentive bonus plan in which an Eligible Executive participates adopted by the Parent as a successor to one or more of the previously listed bonus plans from time to time.  For the avoidance of doubt, one-time bonuses paid by the Parent or an Applicable Subsidiary to a Potential Eligible Executive that are not paid under one of the bonus plans described in the preceding sentence shall not be treated as cash incentive bonuses and therefore shall be excluded from the definition of “Accrued Bonus Funding,” “Pro Rata Bonus” and “Target Bonus” for purposes of this Plan. Examples of such one-time bonuses are sign-on bonuses, special recognition bonuses and guaranteed bonuses.  For purposes of this Plan, no Eligible Executive shall be treated as participating in more than one Bonus Plan on the date of a Termination Event.  In the event that an Eligible Executive is participating in more than one cash incentive bonus plan that would otherwise qualify as a Bonus Plan but for the preceding sentence, the cash incentive bonus plan that would produce the largest payment under the terms of this Plan shall be treated as the Bonus Plan for such Eligible Executive.

(g)                                 Cause means (i) a Potential Eligible Executive’s continued failure to substantially perform the material duties of his or her office (other than as a result of total or partial incapacity due to physical or mental illness), (ii) fraud, embezzlement or theft by a Potential Eligible Executive of the property of the Parent or any of its subsidiaries, (iii) the conviction of such Potential Eligible Executive of, or plea of nolo contendere by the Potential Eligible Executive to, a felony under the laws of the United States or any state or foreign jurisdiction, (iv) a Potential Eligible Executive’s willful malfeasance or willful misconduct in connection with such Potential Eligible Executive’s duties to the Parent or any of its subsidiaries or any other act or omission which is materially injurious to the financial condition or business reputation of the Parent or any of its subsidiaries, or (v) a material breach by a Potential Eligible Executive of any of the provisions of (A) this Plan, (B) any non-compete, non-solicitation or confidentiality provisions to which such Potential Eligible Executive is subject or (C) any policy of the Parent or any of its subsidiaries or other agreement to which such Potential Eligible Executive is subject.  However, no termination shall be deemed for Cause under clause (i), (iv) or (v) unless the Potential Eligible Executive is first given written notice by the Parent of the specific acts or omissions which the Parent or a subsidiary deems constitute grounds for a termination for Cause, is provided with at least 30 days after such notice to cure the specified deficiency and fails to substantially cure such deficiency within such time frame to the reasonable satisfaction of the Plan Administrator; provided, in each case, that the violation is curable.

(h)                                 Change in Control means the consummation or effectiveness of any of the following events:

(i)                                     The sale, exchange, lease or other disposition of all or substantially all of the assets of the Parent to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii)                                  A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Parent in which the voting securities of the Parent owned by the shareholders of the Parent immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding, immediately after such transaction;

(iii)                               Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Parent (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);

(iv)                              During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors of the Parent then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

(v)                                 A dissolution or liquidation of the Parent.

Notwithstanding the foregoing, a restructuring of the Company for the purpose of changing the domicile of the Parent (including, but not limited to, any change in the structure of the Parent resulting from the process of moving its domicile between jurisdictions), reincorporation of the Parent or other similar transaction involving the Parent (a “Restructuring Transaction”) will not constitute a Change in Control if, immediately after the Restructuring Transaction, the shareholders of the Parent immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

(i)                                    Change in Control Period means the period beginning on the date that is six (6) months preceding the effective date of a Change in Control and ending on the date that is twenty-four (24) months following the effective date of the Change in Control.

For the avoidance of doubt, no enhanced benefits payable to an Eligible Executive due to a Termination Event occurring within a Change in Control Period (that is, benefits in excess of the benefits due upon a Termination Event outside a Change in Control Period) shall be paid prior to the effective date of a Change in Control.

(j)                                    Code means the Internal Revenue Code of 1986, as amended.  Any specific reference to a section of the Code shall be deemed to include any regulations and other Treasury Department guidance promulgated thereunder.

(k)                                 Company means Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands, and any successor as provided in Section 9(c) hereof.

(l)                                    Disability means the physical or mental incapacitation such that for a period of six consecutive months or for an aggregate of nine months in any 24-month consecutive period, a Potential Eligible Executive is unable to substantially perform his or her duties.  Any question as to the existence of that Potential Eligible Executive’s physical or mental incapacitation as to which the Potential Eligible Executive or the Potential Eligible Executive’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Potential Eligible Executive and the Company.  If the Potential Eligible Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing.  The determination of “Disability” made in writing to the Company and the Potential Eligible Executive shall be final and conclusive for all purposes of the benefits under this Plan.

(m)                             Exchange Act means the Securities Exchange Act of 1934, as amended.

(n)                                 Good Reason means a Potential Eligible Executive’s resignation of his or her employment with the Parent or a subsidiary as a result of the occurrence of one or more of the following actions without such Potential Eligible Executive’s express written consent, which action or actions remain uncured for at least 30 days following written notice from such Potential Eligible Executive to the Parent describing the occurrence of such action or actions and asserting that such action or actions constitute grounds for a Good Reason resignation, which notice must be provided by the Potential Eligible Executive no later than 90 days after the initial existence of such condition, provided that such resignation occurs no later than 60 days after the expiration of the cure period: (i) any material diminution in the level of such Potential Eligible Executive’s Level, authority or duties; (ii) a reduction of 10% or more in the level of the base salary or target bonus opportunity to be provided to such Potential Eligible Executive, other than a reduction that is equivalent to the reduction in base salaries and/or target bonus opportunities, as applicable, imposed on all other executives of the Parent at a similar level within the Parent; (iii) the relocation of such Potential Eligible Executive to a principal place of employment that increases such Potential Eligible Executive’s one-way commute by more than 50 miles; or (iv) the failure of any successor to the business of the Parent or to substantially all of the assets and/or business of the Parent to assume the Company’s obligations under this Plan as required by Section 9(c).

(o)                                 IRS means the Internal Revenue Service.

(p)                                 Level means a Potential Eligible Executive’s level or title as in effect on the Termination Date (or if greater, on the date on which an event constituting Good Reason arose).

(q)                                 Non-U.S. Eligible Executive means any Eligible Executive not employed in the United States of America, including its territories and possessions, on the date of a Termination Event and who is not on assignment to a non-U.S. jurisdiction.

(r)                                  Non-U.S. Benefit means, in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the Thailand Severance Pay Amount, the Malaysia Severance Pay Amount, the Singapore Severance Pay Amount or the U.K. Severance Pay Amount, in each case as specified in the applicable Benefits Schedule for a Non-U.S. Eligible Executive, plus the number of months of Target Bonus specified in such applicable Benefits Schedule.

(s)                                   Parent means Seagate Technology plc, an Irish public limited company.

(t)                                    Pay means a Potential Eligible Executive’s monthly base pay at the rate in effect on the Termination Date (or if greater, on the date on which an event constituting Good Reason arose).

(u)                                 Payment Confirmation Date means the date on which the Release and Covenants Documents required by Section 2(a)(ii) of this Plan become irrevocable; provided, however, if the Release Period spans two calendar years, then the Payment Confirmation Date will be the first payroll date that occurs in the calendar year following the calendar year in which the Release and Covenants Documents become irrevocable.

(v)                                 Plan means this Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan.

(w)                               Prior Year Bonus means, in respect of a Termination Event occurring outside of a Change in Control Period but prior to the payment date for the annual incentive bonus, the annual incentive bonus earned by an Eligible Executive for the year preceding the year in which the Termination Event occurs.  If payable, the Prior Year Bonus shall be paid to the Eligible Executive at the same time that annual incentive bonuses are otherwise paid to the Company’s executives.

(x)                                 Pro Rata Bonus for an Eligible Executive who is not a Non-U.S. Eligible Executive and whose Termination Event occurs outside of a Change in Control Period shall be calculated in relation to the fiscal year during which termination takes place, as set forth in this Section 3(x):

(i)                                     If the Eligible Executive either was a “covered employee” within the meaning of Section 162(m) of the Code for the last fiscal year of the Parent completed prior to the Termination Event or, based on such Eligible Executive’s compensation paid through the date of the Termination Event, such Eligible Executive is projected, in the sole and reasonable determination of the Plan Administrator, to be a “covered employee” within the meaning of Section 162(m) of the Code assuming he or she remained employed through the end of the then current fiscal year (and so for purposes of this Plan shall be considered to be “subject to Section 162(m) of the Code”), the Pro Rata Bonus shall be the incentive bonus calculated for the year in which the Termination Date falls based on actual performance, determined by multiplying the bonus that would have been earned by the Eligible Executive had the executive remained in service until the date required to earn a full bonus for that year by a fraction, the numerator of which is the number of days the Eligible Executive was employed during the year in which the Termination Date occurs, through the Termination Date, and the denominator of which is 365. If payable in connection with a Termination Event, the Pro Rata Bonus calculated in accordance with this Section 3(x)(i) shall be paid to the Eligible Executive at the same time that annual incentive bonuses are otherwise paid to the Parent’s executives.

(ii)                                  In all other cases, the amount of the Pro Rata Bonus shall be determined based on the Accrued Bonus Funding through the last completed fiscal quarter preceding the Termination Date, multiplied by the Eligible Executive’s then current Target Bonus, prorated for the number of days employed during the fiscal year of the Termination Event, divided by 365. If payable in connection with a Termination Event, the Pro Rata Bonus calculated in accordance with this Section 3(x)(ii) shall be paid to the Eligible Executive within 20 business days following the Payment Confirmation Date.

(iii)                               Other than as described in Sections 3(x)(i)-(ii) above, no Pro Rata Bonus shall be payable to any Eligible Executive.

(y)                                 Restrictive Covenant Period means the longest period of months specified in the Eligible Executive’s Release and Covenant Documents during which the Eligible Executive shall be required to abide by one or more of the Covenants set forth in Section 6.

(z)                                  Target Bonus means the Eligible Executive’s most recently approved target bonus level (expressed as a percentage of base pay) with respect to the Bonus Plan, multiplied by the Eligible Executive’s Pay.

(aa)                          Termination Date means the last date on which the Eligible Executive is in active employment status with the Company or any Applicable Subsidiary as determined by the Plan Administrator in its sole and reasonable discretion or, solely to the extent necessary to comply with Section 409A of the Code, such other date that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(bb)                          U.S. Executive means an Eligible Executive who is a U.S. citizen or U.S. resident alien.

(cc)                            WARN Act means the federal Worker Adjustment and Retraining Notification Act and any other comparable law applicable under the laws of any state or foreign jurisdiction.

SECTION 4. AMOUNT OF BENEFIT.

Severance benefits payable under the Plan are as follows:

(a)                                 Subject to Sections 2(a), 6(f) and 8, Eligible Executives will receive the benefits described in Section 7 of the Plan and in the applicable Benefits Schedule attached hereto.  The level of benefits applicable to an Eligible Executive shall be based in part upon his or her Level.

(b)                                 Notwithstanding any other provision of the Plan to the contrary, any benefits payable to an Eligible Executive under this Plan shall be in lieu of any severance benefits payable by the Parent or any subsidiary to such individual under any other arrangement covering the individual, unless expressly otherwise agreed to by the Parent or the subsidiary in writing.  Further, in the event that the Eligible Executive is entitled to receive severance benefits under any agreement or contract with the Parent or any subsidiary, any plan, policy, program or other arrangement adopted or established by the Parent or any subsidiary under the WARN Act or other applicable law providing for payments from the Parent or a subsidiary on account of termination of employment, including pay in lieu of advance notice of termination, or as otherwise legally required to be paid to any Non-U.S. Eligible Executive (“Other Benefits”), any severance benefits payable hereunder shall be reduced by the Other Benefits.

SECTION 5. TIME OF PAYMENT AND FORM OF BENEFIT; INDEBTEDNESS.

(a)                                 Benefits under this Plan shall be paid according to the payment schedule specified in the applicable Benefits Schedule attached hereto, subject to Section 6(f) and the following provisions:

(i)                                     Any increase to the cash severance benefits payable on account of the occurrence of a Termination Event during a Change in Control Period but preceding the effective date of the Change in Control shall be paid on the later of (A) five (5) business days following the effective date of the Change in Control or (B) the first payroll date that occurs after the effective date of the Change in Control (provided such date occurs after the date on which the Release and

Covenants Document become irrevocable), and otherwise in accordance with the payout schedule set forth in the applicable Benefits Schedule.

(ii)                                  In the event that an Eligible Executive would be entitled to an extension of the period to exercise outstanding options following termination of employment without Cause under the terms of the applicable option award agreement(s), then such extension shall also be applicable in the event that the Eligible Executive terminates employment for Good Reason, subject, however, to the same terms and limitations as set forth in the option award agreement applicable to a termination without Cause.

(iii)                               Unless otherwise required by applicable law, in no event shall payment of any Plan benefit be due prior to the Eligible Executive’s Payment Confirmation Date, and any payment shall be deemed to be timely made if paid within twenty (20) business days of such date.

(iv)                              Notwithstanding anything to the contrary in this Section 5(a), except for a Termination Event occurring during a Change in Control Period, the Plan Administrator may, in its sole discretion, determine an alternate payment schedule for any reason, provided that any such amendment does not give rise to additional taxation under Section 409A of the Code.

(b)                                 Subject to compliance with Section 409A of the Code and other applicable law, if an Eligible Executive is indebted to the Parent or any subsidiary at his or her Termination Date, the Parent and its subsidiaries reserve the right to offset any severance payments under the Plan by the amount of such indebtedness.

SECTION 6. ELIGIBLE EXECUTIVE COVENANTS

Severance benefits payable under the Plan are subject to the following covenants made by each Eligible Executive (the “Covenants”), the scope and applicability of which covenants shall be as set forth in the Release and Covenant Documents, but in any event shall not be substantially greater than as set forth in this Section 6:

(a)                                 Non-Competition.  During the Restrictive Covenant Period, an Eligible Executive will not directly or indirectly:

(i)                                     engage in any business that competes with the business of the Parent or its subsidiaries (including, without limitation, any businesses which the Parent or its subsidiaries have specific plans to conduct in the future and as to which such Eligible Executive is aware of such planning) in any geographical area in which the Parent or its subsidiaries conduct such business (a “Competitive Business”);

(ii)                                  enter the employ of, or render any services to, any person or entity (or any division of any person or entity) who or which engages in a Competitive Business;

(iii)                               acquire a financial interest in, or otherwise become actively involved with, any Competitive Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant; or

(iv)                              interfere with, or attempt to interfere with, business relationships (whether formed before, on or after the date of this Plan) between the Parent or any of its subsidiaries and customers, clients, suppliers, partners, members or investors of the Parent or its subsidiaries.

Notwithstanding anything to the contrary in this Plan, an Eligible Executive may, directly or indirectly own, solely as a passive investment, securities of any person engaged in the business of the Parent or its subsidiaries which are actively traded on a public securities market (including the OTCBB and similar over-the-counter market) if such Eligible Executive (i) is not a controlling person of, or a member of a group which controls, such person and (ii) does not, directly or indirectly, own 5% or more of any class of such actively traded securities of such person.

(b)                                 Non-Solicitation of Clients.  During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly solicit or assist in soliciting in competition with the Parent or its subsidiaries, the business of any client or prospective client:

(i)                                     with whom such Eligible Executive had personal contact or dealings on behalf of the Parent during the one year period preceding such Eligible Executive’s Termination Date;

(ii)                                  with whom employees reporting to such Eligible Executive have had personal contact or dealings on behalf of the Parent during the one year immediately preceding such Eligible Executive’s Termination Date; or

(iii)                               for whom such Eligible Executive had direct or indirect responsibility during the one year immediately preceding such Eligible Executive’s Termination Date.

(c)                                  Non-Solicitation of Employees and Consultants.  During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly:

(i)                                     solicit or encourage any employee of the Parent or its subsidiaries to leave the employment of the Parent or its subsidiaries; or

(ii)                                  encourage to cease to work with the Parent or its subsidiaries any consultant then under contract with the Parent or its subsidiaries.

(d)                                 During the term of an Eligible Executive’s employment with the Parent or its subsidiaries, such Eligible Executive will have access to and become acquainted with the Parent’s and its subsidiaries’ confidential and proprietary information, including but not limited to, information or plans regarding the Parent’s and its subsidiaries’ customer relationships, personnel or sales, marketing and financial operations and methods, trade secrets, formulas, devices, secret inventions, processes and other compilations of information, records and specifications (collectively, “Proprietary Information”).  An Eligible Executive shall not at any time disclose any of the Parent’s or its subsidiaries’ Proprietary Information, directly or indirectly, or use it in any way except in the course of performing services for the Parent and its subsidiaries, as authorized in writing by the Parent or as required to be disclosed by applicable law.  All files, records, documents, computer-recorded information, drawings, specifications, equipment and similar items relating to the business of the Parent or its subsidiaries, whether prepared by an Eligible Executive or otherwise coming into such Eligible Executive’s possession, shall remain the exclusive property of the Parent or its subsidiaries, as the case may be.  Notwithstanding the foregoing, Proprietary Information shall not include information that is or becomes generally public knowledge other than as a result of a breach of this Section 6(d) or any obligation that the Eligible Executive has to protect the confidentiality of the Proprietary Information of the Parent and its subsidiaries.

(e)                                  It is expressly understood and agreed that although each Eligible Executive, the Parent and its subsidiaries consider the restrictions contained in the Covenants to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in the Covenants is an unenforceable restriction against an Eligible Executive, for which injunctive relief is unavailable, the provisions of the Covenants shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.  Furthermore, such a determination shall not limit the Company’s or an Applicable Subsidiary’s ability to cease providing payments or benefits due during the remainder of any Restrictive Covenant Period or to seek recovery of any prior payments or benefits made hereunder, if applicable, unless a court of competent jurisdiction has expressly declared that action to be unlawful.  Alternatively, if any court of competent jurisdiction finds that any restriction contained in the Covenants is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained in the Covenants or other provisions of this Plan.

(f)                                   All benefits payable to an Eligible Executive are contingent upon his or her full compliance with the foregoing obligations during the Restrictive Covenant Period.  Accordingly, if the Eligible Executive, at any time, violates any Covenants, any proprietary information or confidentiality obligation to the Parent or any of its subsidiaries (including Section 6(d) above), including his or her obligations under the applicable At-Will Employment, Confidential Information and Invention Assignment Agreement (or any such similar agreement), or any other obligations under this Plan, (i) any remaining payments or benefits due under this Plan will terminate immediately following written notice from the Company of such violation and (ii) to the maximum extent permitted by applicable law, if the Eligible Executive has received any benefits under the Plan prior to the date of such written notice, the Eligible Executive shall deliver to the Parent or the Applicable Subsidiary, within 30 days, an amount equal to the aggregate of all such benefits.

SECTION 7. CONTINUATION OF EMPLOYMENT BENEFITS.

(a)                                 Health Plan Benefits Continuation.

(i)                                     Each Eligible Executive who is enrolled in a health, vision or dental plan sponsored by the Parent or a subsidiary may be eligible to continue coverage (the “Continued Coverage”) under such health, vision or dental plan (or to convert to an individual policy) under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).  The Company will notify the individual of any such right to continue health coverage at the time of termination.  In the event that an Eligible Executive is not eligible to receive Continued Coverage (either because such Eligible Executive is not enrolled in any plan sponsored by the Parent or its subsidiaries or because such

Eligible Executive will be covered by a statutory scheme for continued health, vision or dental coverage that will not be an obligation of the Parent or its subsidiaries), it is understood and agreed that this Section 7(a) shall not be applicable to such Eligible Executive and, with respect to a Termination Event occurring during a Change in Control Period, he or she shall not be eligible to receive the COBRA Premiums.  For greater certainty, no benefits shall be payable under this Section 7 to any Non-U.S. Eligible Executive.

(ii)                                  Subject to Sections 2(a), 6(f) and 8 hereof, solely in connection with the Continued Coverage triggered by a Termination Event during a Change in Control Period, the Company or the Applicable Subsidiary will pay to the Eligible Executive a lump sum cash payment in an amount equal to 2.0 times the before-tax annual cost of such Eligible Executive’s premiums to cover the Eligible Executive and his or her eligible dependents, if any, in effect as of the Termination Event (the “Continued Coverage Payment”). The Continued Coverage Payment will include the coverage premium cost of an Eligible Executive’s dependents if, and only to the extent that, such dependents were enrolled in a health, vision or dental plan sponsored by the Parent or a subsidiary prior to the Eligible Executive’s Termination Date.  No provision of this Plan will affect the continuation coverage rules under COBRA or any other applicable law. Therefore, the period during which an Eligible Executive must elect to continue the Parent’s or a subsidiary’s group medical, vision or dental coverage at his or her own expense under COBRA or other applicable law, the length of time during which Continued Coverage will be made available to the Eligible Executive, and all other rights and obligations of the Eligible Executive under COBRA or any other applicable law (except the obligation to pay the Continued Coverage Payment) will be applied in the same manner that such rules would apply in the absence of this Plan.  It is expressly understood and agreed that the Eligible Executive will be solely responsible for the entire payment of premiums required under COBRA or other applicable law.

(b)                                 Other Employee Benefits.  All non-health benefits (such as life insurance and disability coverage) terminate as of the Eligible Executive’s Termination Date (except to the extent that any conversion privilege is available thereunder).

SECTION 8. EXCISE TAXES

(a)                                 In the event that any benefits payable to an Eligible Executive pursuant to this Plan or pursuant to any other plan, agreement or arrangement (“Payments”) (i) constitute “parachute payments” within the meaning of Section 280G of the Code, and (ii) but for this Section 8 would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then the Eligible Executive’s payments hereunder shall be either (a) provided to the Eligible Executive in full, or (b) provided to the Eligible Executive as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by the Eligible Executive, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax.  Unless the Company and the Eligible Executive otherwise agree in writing, any determination required under this Section 8 shall be made in writing in good faith by a recognized accounting firm selected by the Company (the “Accountants”). Any reduction in payments or benefits hereunder shall occur in the following order:  (i) any cash severance, (ii) any other cash amount payable to the Eligible

Executive, (iii) any benefit valued as a “parachute payment,” and (iv) the acceleration of vesting of any equity-based awards.  For purposes of making the calculations required by this Section 8, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority.  The Company and the applicable Eligible Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 8. The Company (or the Applicable Subsidiary) shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 8.

(b)                                 If, notwithstanding any reduction described in Section 8(a), the IRS determines that an Eligible Executive is liable for the Excise Tax as a result of the receipt of any Payments pursuant to this Plan, then the Eligible Executive shall be obligated to pay back to the Company or the Applicable Subsidiary, within thirty (30) days after a final IRS determination or in the event that the Eligible Executive challenges the final IRS determination, a final judicial determination, a portion of the Payments equal to the “Repayment Amount.”  The Repayment Amount shall be the smallest such amount, if any, as shall be required to be paid to the Company or the Applicable Subsidiary so that the Eligible Executive’s net after-tax proceeds with respect to the Payments (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such benefits) shall be maximized.  The Repayment Amount shall be zero if a Repayment Amount of more than zero would not result in the Eligible Executive’s net after-tax proceeds with respect to the Payments being maximized.  If the Excise Tax is not eliminated pursuant to this Section 8(b), the Eligible Executive shall pay the Excise Tax.

(c)                                  Notwithstanding any other provision of this Section 8, if (i) there is a reduction in the Payments to an Eligible Executive as described in this Section 8, (ii) the IRS later determines that the Eligible Executive is liable for the Excise Tax, the payment of which would result in the maximization of the Eligible Executive’s net after-tax proceeds (calculated as if the Eligible Executive’s benefits had not previously been reduced), and (iii) the Eligible Executive pays the Excise Tax, then the Company or the Applicable Subsidiary shall pay to the Eligible Executive those Payments which were reduced pursuant to this Section 8 as soon as administratively possible after the Eligible Executive pays the Excise Tax (but in any event within 30 days thereafter) so that the Eligible Executive’s net after-tax proceeds with respect to the payment of the Payments are maximized.

SECTION 9. RIGHT TO INTERPRET PLAN; AMEND AND TERMINATE; OTHER ARRANGEMENTS; BINDING NATURE OF PLAN.

(a)                                 Exclusive Discretion.  The “Plan Administrator” shall be the Compensation Committee of the Board.  The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan, and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan, the designation of the Level relating to each applicable tier of benefits under the Plan as set forth in the Benefits Schedules, the amount of benefits paid under the Plan, the timing of payments under the Plan and the scope and applicability of the covenants contained in the Release and Covenant Documents.  Benefits under this Plan will be paid only if the

Plan Administrator decides in its sole discretion that the Eligible Executive is entitled to receive them.  The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.  The Plan Administrator’s decisions shall not be subject to review unless they are found to be unreasonable or not to have been made in good faith.  The Plan Administrator may appoint one or more individuals and delegate such of its powers and duties as it deems desirable to any such individual(s), in which case every reference herein made to the Plan Administrator shall be deemed to mean or include the appointed individual(s) as to matters within their jurisdiction.  All reasonable expenses incurred by the Plan Administrator in connection with the administration of the Plan shall be paid by the Company or its subsidiaries.

(b)                                 Term Of Plan; Termination or Suspension; Amendment; Binding Nature Of Plan.

(i)                                     This Plan shall be effective until July 31, 2010 and shall be extended thereafter for successive one-year periods unless the Board or the Compensation Committee, in its sole discretion, elects not to renew the Plan prior to the date that the Plan is then scheduled to expire.  The Board or the Compensation Committee may also terminate or suspend the Plan at any time and for any reason or no reason, which termination or suspension, as applicable, shall become effective at the end of the term described in this Section 9(b)(i), provided, however, that no such termination or suspension shall affect the Company’s or any Applicable Subsidiary’s obligation to complete the delivery of benefits hereunder to any Potential Eligible Executive who becomes an Eligible Executive prior to the effective time of such termination or suspension; and further provided, that during a Change in Control Period, the Plan shall not be terminated or suspended.

(ii)                                  The Board and the Compensation Committee reserve the right to amend this Plan or the benefits provided hereunder at any time and in any manner; provided, however, that no such amendment shall materially adversely affect the interests or rights of any Eligible Executive whose Termination Date has occurred prior to amendment of the Plan; and further provided, that during a Change in Control Period, the Plan shall not be amended in a manner adverse to a Potential Eligible Executive without his or her written consent.

(iii)                               Any action amending, suspending or terminating the Plan shall be in writing and approved by the Board or the Compensation Committee.

(c)                                  Binding Effect On Successor To Company.  This Plan shall be binding upon any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Parent, or upon any successor to the Parent as the result of a Change in Control, and any such successor or assignee shall be required to perform the Company’s obligations under the Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment or Change in Control had taken place.  In such event, the term “Company,” as used in the Plan, shall mean the Company as hereinafter defined and any successor or assignee as described above which by reason hereof becomes bound by the terms and provisions of this Plan.

SECTION 10. NO IMPLIED EMPLOYMENT CONTRACT.

The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Parent or any subsidiary or (ii) to interfere with the right of the Parent or any subsidiary to discharge any employee or other person at any time and for any reason, which right is hereby reserved.

SECTION 11. LEGAL CONSTRUCTION.

This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California, except that the Covenants as set forth in the Release and Covenant Documents shall in all cases be governed by the laws of the State or other jurisdiction specified therein. This Plan is intended to be (a) an employee welfare plan as defined in Section 3(1) of ERISA and (b) a “top-hat” plan maintained for the benefit of a select group of management or highly compensated employees of the Parent or its subsidiaries. This Plan is intended to meet requirements of Section 162(m) of the Code to provide for any payments under the Bonus Plan to qualify as performance-based compensation.  Any feature of this Plan which is found to void the qualification of all payments under the Bonus Plan as performance-based compensation shall be modified to the extent necessary to comply with the requirements of Section 162(m) of the Code.

SECTION 12. CLAIMS, INQUIRIES AND APPEALS.

(a)                                 Applications For Benefits And Inquiries.  Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing.  The Plan Administrator is:

The Compensation Committee

of the Board of Directors of

Seagate Technology plc

ATTN: Vice President of Compensation and Benefits

10200 S. De Anza Blvd.

Cupertino, California 95014

(b)                                 Denial Of Claims.  In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application, and of the applicant’s right to review the denial.  The written notice of denial will be set forth in a manner designed to be understood by the employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan’s review procedure.

This written notice will be given to the employee within 90 days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional 90 days for processing the application.  If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial 90-day period.

This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.  If written notice of denial of the application for benefits is not furnished within the specified time, the application shall be deemed to be denied.  The applicant will then be permitted to appeal the denial in accordance with the Review Procedure described below.

(c)                                  Request For A Review.  Any person (or that person’s authorized representative) for whom an application for benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied (or deemed denied).  The Plan Administrator will give the applicant (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review.  A request for a review shall be in writing and shall be addressed to:

Seagate Technology

Plan Administrator for the Executive Severance and CIC Plan

ATTN: Vice President of Compensation and Benefits

10200 S. De Anza Blvd.

Cupertino, California 95014

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent.  The Plan Administrator may require the applicant to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.

(d)                                 Decision On Review.  The Plan Administrator will act on each request for review within 60 days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional 60 days) for processing the request for a review.  If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial 60-day period.  The Plan Administrator will give prompt, written notice of its decision to the applicant.  In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the applicant, the specific Plan provisions upon which the decision is based.  If written notice of the Plan Administrator’s decision is not given to the applicant within the time prescribed in this Subsection (d), the application will be deemed denied on review.

(e)                                  Rules And Procedures.  The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims.  The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant’s own expense.

(f)                                   Exhaustion Of Remedies.  No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12(a) above, (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator’s failure to act on it within the established time period), (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c) above and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator’s failure to take any action on the claim within the time prescribed by Section 12(d) above).

SECTION 13. BASIS OF PAYMENTS TO AND FROM PLAN.

All benefits under the Plan shall be paid by the Company or the Applicable Subsidiary.  The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company or the Applicable Subsidiary.

SECTION 14. OTHER PLAN INFORMATION.

(a)                                 Employer And Plan Identification Numbers.  The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 77-0545987.  The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 003.

(b)                                 Ending Date For Plan’s Fiscal Year.  The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is the Friday which falls closest to, and including, June 30.

(c)                                  Agent For The Service Of Legal Process.  The agent for the service of legal process with respect to the Plan is the General Counsel, Seagate Technology, 10200 S. De Anza Blvd., Cupertino, California 95014.  The service of legal process may also be made on the Plan by serving the Plan Administrator.

(d)                                 Plan Sponsor And Administrator.  The “Plan Sponsor” of the Plan is Seagate Technology, and the “Plan Administrator” of the Plan is the Compensation Committee of the Board.  Each of the Plan Sponsor and the Plan Administrator can be reached by contacting the Vice President of Compensation and Benefits in writing 10200 S. De Anza Blvd., Cupertino, California 95014, and by telephone at (408) 658-1000.  The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

SECTION 15. STATEMENT OF ERISA RIGHTS.

Participants in this Plan (which is a welfare benefit plan sponsored by Seagate Technology) are entitled to certain rights and protections under ERISA if the participant is employed in the United States.  If you are an Eligible Executive employed in the United States, you are considered a participant in the Plan and, under ERISA, you are entitled to:

(a)                                 Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor;

(b)                                 Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator.  The Administrator may make a reasonable charge for the copies; and

(c)                                  Receive a summary of the Plan’s annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor.  (Generally, all pension plans and welfare plans with 100 or more participants must file these annual reports.)

In addition to creating rights for Plan participants, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan.  The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA.  If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial.  You have the right to have the Plan Administrator review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights.  For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court.  In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.  If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court.  If it should happen that the Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court.  The court will decide who should pay court costs and legal fees.  If you are successful, the court may order the person you have sued to pay these costs and fees.  If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have any questions about the Plan, you should contact the Plan Administrator.  If you have any questions, about your rights under ERISA, you should contact the nearest area office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquires, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.  You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

SECTION 16. EFFECT OF SECTION 409A OF THE CODE

This Plan is intended to comply with all applicable law, including Section 409A of the Code.  If the Eligible Executive is a U.S. Executive, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amount or benefit that is considered deferred compensation under Section 409A of the Code upon or following a termination of employment unless such termination of employment is also a “separation from service” within the meaning of Section 409A of the Code.  If an Eligible Executive is deemed on the Termination Date to be a “specified employee” (as such term is defined under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A of the Code payable on account of a “separation from service,” to the extent required to avoid any taxes imposed under Section 409A(a)(1) of the Code, such payment or benefit shall be made or provided, without interest, at the date which is no more than 15 days following the expiration of the six month period measured from the Termination Date.

No payment shall be made, no benefit shall be provided and no acceleration or modification may be made under this Plan that would result in the imposition of an additional tax under Section 409A of the Code upon a U.S. Executive. In the event that it is reasonably determined by the Plan Administrator that, as a result of Section 409A of the Code, payments under the Plan may not be made or benefits provided at the time or in the manner contemplated by the terms of the Plan without causing the U.S. Executive to be subject to taxation under Section 409A of the Code, the Company or the Applicable Subsidiary will make such payment or provide such benefit on the first day that would not result in the U.S. Executive incurring any tax liability under Section 409A of the Code and/or shall modify such payment or benefit to avoid incurring such tax liability.  Notwithstanding the foregoing, neither the Parent nor any subsidiary, nor any of their employees or representatives, shall have any liability to the U.S. Executive with respect to the imposition of any early or additional tax under Section 409A of the Code.

For purposes of Section 409A of the Code, each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A of the Code.  In addition, all benefits provided under this Plan to U.S. Executives shall be made or provided in accordance with the requirements of Section 409A of the Code including, where applicable, the requirement that (i) the amount of benefits provided during a calendar year may not affect the benefits to be provided in any other calendar year and (ii) the right to benefits may not be subject to liquidation or exchange for another benefit.

Seagate Technology Confidential

SCHEDULE A

Potential Eligible Executives employed in the United States

Seagate Technology (US) Holdings, Inc. [Delaware]

Seagate US LLC [Delaware]

Seagate Technology LLC [Delaware]

LaCie Ltd.

Xyratex International Inc.

Potential Eligible Executives employed in Malaysia

Seagate International (Johor) Sdn. Bhd. [Malaysia]

Penang Seagate Industries (M) Sdn. Bhd. [Malaysia]

Xyratex (Malaysia) Sdn. Bhd.

Potential Eligible Executives employed in Thailand

Seagate Technology (Thailand) Limited

Xyratex Technology Limited

Potential Eligible Executives employed in United Kingdom

Seagate Technology (Marlow) Limited [United Kingdom]

Seagate Technology (Ireland) [Cayman Islands]

LaCie Ltd.

Xyratex Technology Limited

Potential Eligible Executives employed in Singapore

Seagate Singapore International Headquarters Pte. Ltd.

Seagate Technology International (Singapore branch)

Xyratex Technology Limited

Xyratex (Singapore) Pte. Ltd.

Seagate Technology Confidential

BENEFIT SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

The following benefits schedules set forth the benefits payable to Eligible Executives.  The benefits schedules disclosed in public filings are for those for Eligible Executives who currently are, or are foreseeable to become, “named executive officers,” as defined in Item 402 of Regulation S-K and the other applicable rules and regulations promulgated by the Securities and Exchange Commission.  The amount of benefits payable is dependent upon the Level in which the Eligible Executive falls and whether the Termination Event occurs during a Change in Control period, as more particularly described in the Plan.

The Plan Administrator shall determine in which Level an Eligible Executive shall be placed for purposes of receiving severance benefits under this Plan.  The Plan Administrator’s determination shall be final and shall be binding and conclusive on all persons.  The Plan Administrator retains the right to reclassify a Potential Eligible Executive prior to the date of the Termination Event and/or the occurrence of a Change in Control, except as expressly restricted by this Plan in connection with the occurrence of a Change in Control.

All payout schedules set forth in the Benefits Schedules shall be subject to the provisions of this Plan, including, without limitation, Sections 5 and 16.

Seagate Technology Confidential

BENEFITS SCHEDULES FOR THE
SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	1	Salary Grade:	188

Location:	U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	24 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for two years following Termination Date

Payout Schedule

The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	36 months of Pay

Bonus	36 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for two years following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	2	Salary Grade:	184 through 187

Location:	U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	20 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for two years following the Termination Date

Payout Schedule

The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	24 months of Pay

Bonus	24 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for two years following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	3	Salary Grade:	182 and 183

Location:	U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	16 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for 18 months following Termination Date

Payout Schedule

The lesser of (i) 50% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	18 months of Pay

Bonus	18 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	4	Salary Grade:	180

Location:	U.S.

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base	12 months of Pay

Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	12 months of Pay

Bonus	12 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Continued Coverage Payment, and Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	182 and 183

Location:	Thailand

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Parent or any of its subsidiaries prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Parent or any of its subsidiaries prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Thailand Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Thailand Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Thailand Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	180

Location:	Thailand

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Parent or any of its subsidiaries prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Parent or any of its subsidiaries prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Thailand Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Thailand Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Thailand Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE
SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	182 and 183

Location:	Malaysia

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Malaysia Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Malaysia Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Malaysia Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	180

Location:	Malaysia

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Malaysia Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Malaysia Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Malaysia Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	182 and 183

Location:	Singapore

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Singapore Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Singapore Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Singapore Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	180

Location:	Singapore

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Singapore Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the Singapore Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	Singapore Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	182 and 183

Location:	United Kingdom

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the U.K. Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the U.K. Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	U.K. Severance Pay Amount (as defined above)

Bonus	18 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for 18 months following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

Seagate Technology Confidential

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier:	Non-US	Salary Grade:	180

Location:	United Kingdom

Benefits Payable in the Event of a Termination Event (involuntary termination):

WITHOUT A CHANGE IN CONTROL

Base

The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the U.K. Severance Pay Amount and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the U.K. Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD

Note: No enhanced benefits due to a Termination Event occurring within a Change in
Control Period shall be paid prior to the effective date of a Change in Control.

Base	U.K. Severance Pay Amount (as defined above)

Bonus	12 months of Target Bonus

Equity

Upon the later of (i) a Termination Event occurring during a Change in Control Period and (ii) immediately prior to the effective date of a Change in Control, other than as provided herein, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan). Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant stock compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other	Outplacement services for one year following the Termination Date

Payout Schedule

The lesser of (i) 100% of the Non-U.S. Benefit and (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.